SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement              |_| Confidential, for Use of the
|_|   Definitive Proxy Statement                   Commission Only (as permitted
|X|   Definitive Additional Materials              by Rule 14a-6(e)(2))
|_|   Soliciting Material Under Rule 14a-12


                         AMERICAN BIO MEDICA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      (5)   Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            --------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      (3)   Filing Party:

            --------------------------------------------------------------------

      (4)   Date Filed:

            --------------------------------------------------------------------

                         AMERICAN BIO MEDICA CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 15, 2004

             TO THE SHAREHOLDERS OF AMERICAN BIO MEDICA CORPORATION:

         NOTICE is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of American Bio Medica Corporation (the "Company") will be held at 10:00 A.M. on Tuesday, June 15, 2004 at the Holiday Inn located at 3 Empire Drive, Rensselaer, New York 12144 for the following purposes:

         1. To elect five directors to serve until the next Annual Meeting and until their successors are duly elected; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of record at the close of business on April 19, 2004 are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding matters proposed to be acted upon at the Annual Meeting.

         All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.

                                     BY ORDER OF THE BOARD OF DIRECTORS
                                     OF AMERICAN BIO MEDICA CORPORATION


                                     /S/ MELISSA A. DECKER
                                     ----------------------------------
                                     Melissa A. Decker
                                     Corporate Secretary

Kinderhook, New York

May 12, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                         AMERICAN BIO MEDICA CORPORATION
                                 122 SMITH ROAD
                           KINDERHOOK, NEW YORK 12106

GENERAL

         This Proxy Statement is being furnished to holders of common stock, par value $0.01 per share ("Common Shares"), of American Bio Medica Corporation, a New York corporation ("ABMC" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 A.M. on Tuesday, June 15, 2004, eastern standard time, and at any adjournment or postponement thereof for the purpose of considering and acting upon the matters set forth herein. The Annual Meeting will be held at the Holiday Inn located at 8 Empire Drive, Rensselaer, New York 12144. The Company's principal executive offices are located at 122 Smith Road, Kinderhook, New York, 12106. The Company's telephone number at that address is (518) 758-8158.

         This Proxy Statement, the accompanying proxy and the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 are first being mailed to shareholders entitled to vote at the meeting on or about May 18, 2004. Although the Company's Annual Report on Form 10-KSB (including audited financial statements) for the fiscal year ended December 31, 2003 is included with the proxy materials, it should not be considered proxy solicitation material.

         The holders of a majority of common shares entitled to vote and represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. In general, common shares represented by a properly signed and returned proxy will be counted as common shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e. a proxy returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of common shares are not entitled to cumulative voting rights.

PROCEDURE FOR SUBMITTING SHAREHOLDER PROPOSALS

         Shareholder nominations for directors and shareholder proposals for the next Annual Meeting of Shareholders must be received by the Company in writing on or before January 14, 2005 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act"). The Company has not received any shareholder proposals for this Annual Meeting.

REVOCABILITY OF PROXY.

         Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked
(1) by filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case later dated than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or should be sent so as to be delivered to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attention: Corporate Secretary.

VOTING

         Voting by attending the meeting. A shareholder may vote his or her shares in person at the Annual Meeting. A shareholder planning to attend the meeting should bring proof of identification for entrance to the meeting.

         Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

For the election of directors, the five nominees who receive the most votes will be elected to the five available memberships on the Board. If you return a signed proxy form or attend the Annual Meeting but choose to abstain from voting on any proposal, you will be considered present at the Annual Meeting and not voting in favor of the proposal. Since most proposals pass only if they receive favorable votes from a majority of votes present at the Annual Meeting, the fact that you are abstaining and not voting in favor of a proposal will have the same effect as if you had voted against the proposal. (In contrast, a "broker non-vote," where a broker withholds authority to cast a vote as to a certain proposal, is deemed not present at the Annual Meeting with regard to that proposal.)

EXPENSES OF SOLICITATION

         The cost of the soliciting of proxies on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by telephone, other electronic means or in person. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of common shares of the Company held of record by such persons; and the Company will reimburse such respective brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith. ADP has been retained to assist in soliciting proxies at a fee of $5,000 plus distribution costs and other costs and expenses.

SHAREHOLDERS ENTITLED TO VOTE; RECORD DATE

         The Company has fixed the close of business on April 19, 2004 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the record date, the Company had one class of voting shares outstanding - common shares, $.01 par value per share ("common shares"). Each common share is entitled to one vote on each matter to be voted on at the Annual Meeting. As of May 3, 2004, there were 21,282,268 outstanding common shares. No shares of preferred stock are outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Shares, see "Security Ownership by Management and Certain Beneficial Owners."

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         As of May 3, 2004, there were 21,282,268 common shares outstanding of which 21,282,268 common shares are entitled to vote at the Annual Meeting. Each Common Share is entitled to one vote on each of the matters to be voted on at the Annual Meeting. The following table sets forth, as of May 3, 2004, the beneficial ownership of the Company's common shares by (i) each director, (ii) each nominee for director, (iii) each of the executive officers named in the Summary Compensation Table; (iv) all directors and executive officers of the Company as a group; and (v) each shareholder, known to management of the Company, to beneficially own more than five percent (5%) of the outstanding common shares.

         The number and percentage of shares beneficially owned is determined under the rules of the U.S. Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after May 3, 2004, through the exercise of any stock option, exchange of Exchangeable Shares or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.


                                 NAME AND ADDRESS                   NUMBER OF SECURITIES
 TITLE OF CLASS                OF BENEFICIAL OWNER                  BENEFICIALLY OWNED*         PERCENT OF CLASS
 --------------                -------------------                  -------------------         ----------------
     Common        Edmund Jaskiewicz
                   1730 M Street, NW, Suite 400
                   Washington, DC 20036                                 2,068,155(1)                  9.7 %

     Common        Stan Cipkowski
                   122 Smith Road
                   Kinderhook, NY 12106                                 2,105,500(2)                  9.6 %

     Common        Douglas Casterlin
                   122 Smith Road
                   Kinderhook, NY 12106                                  402,000(3)                    1.9%

     Common        Martin R. Gould
                   122 Smith Road
                   Kinderhook, NY 12106                                 287,500(4)                    1.3%

     Common        Donal V. Carroll
                   1 Palace Pier Court, Suite 303
                   Toronto, Ontario
                   Canada M8V 3W9                                       172,265(5)                     **

     Common        Keith E. Palmer
                   122 Smith Road
                   Kinderhook, NY 12106                                 125,000(6)                     **

     Common        Richard P. Koskey
                   502 Union Street
                   Hudson, NY 12534                                       10,000                       **

     Common        Daniel W. Kollin
                   C/O 122 Smith Road
                   Kinderhook, NY 12106                                  19,750(7)                     **

     Common        Anthony G Costantino
                   C/O 122 Smith Road
                   Kinderhook, New York 12106                            6,000(8)                      **

     Common        Directors and Executive Officers
                   as a group (11 persons)                              5,196,170(9)                  22.8%

----------------

*     The number of shares noted for each  individual is based upon  information
      obtained   from  their  Section  16(a)  filings  with  the  United  States
      Securities and Exchange Commission.

**    Less than one percent (1%).

(1) Includes 151,500 common shares subject to stock options exercisable within 60 days of May 3, 2004.

(2) Includes 612,500 common shares subject to stock options exercisable within 60 days of May 3, 2004.

(3) Includes 287,500 common shares subject to stock options exercisable within 60 days of May 3, 2004.

(4) Includes 282,500 common shares subject to stock options exercisable within 60 days of May 3, 2004.

(5) Includes 29,000 common shares subject to stock options exercisable within 60 days of May 3, 2004.

(6) Includes 87,500 common shares subject to stock options exercisable within 60 days of May 3, 2004 and 12,500 common shares subject to warrants exercisable within 60 days of May 3, 2004.

(7) Includes 19,750 common shares subject to stock options exercisable within 60 days of May 3, 2004.

(8) Includes 6,000 common shares subject to stock options exercisable within 60 days of May 3, 2004.

(9) Includes an aggregate of 1,488,750 common shares subject to stock options or warrants exercisable within 60 days of May 3, 2004.

DIRECTORS, EXECUTIVE OFFICERS AND SENIOR MANAGEMENT

         The following table sets forth the names, ages, positions/offices held, the term of the positions/offices held of our directors, executive officers, and senior management.

                       NAME                  AGE                      POSITION/OFFICE                        SERVED SINCE
                       ----                  ---                      ---------------                        ------------

         Stan Cipkowski(1)                    55    Director                                                      1986

         Edmund Jaskiewicz(1),(2)             80    President/Director                                            1992

         Martin R. Gould(3)                   52    CSO, Exec Vice Pres., Technology                              1998

         Donal V. Carroll                     56    Director                                                      2003

         Keith E. Palmer                      43    CFO, Exec. Vice Pres. Finance, Treasurer                      2000

         Richard P. Koskey(1)                 64    Director                                                      2003

         Daniel W. Kollin(1)(4)               62    Director                                                      2004

         Anthony Costantino(1)(5)             44    Director                                                    Nominated

         Todd Bailey(6)                       33    Vice President, Sales & Marketing                             2001

         Dr. Henry J. Wells, Ph.D.            73    Vice President, Product Development                           1998

      (1) Nominee for election to the Board of Directors. Biography can be found under "Proposal No. 1 - Election of Directors; Nominees".

      (2)   Mr. Jaskiewicz was appointed President on September 5, 2003.

      (3)   Mr.  Gould was  appointed  Executive  Vice  President on October 23,
            2003.

      (4) Mr. Kollin previously served on the Board of Directors from February 2003 until September 2003 and was reappointed in January 2004.

      (5) Dr. Costantino previously served on the Company's Science Advisory Board from April 1998 until November 2003.

      (6) Mr. Bailey was appointed Vice President, Sales & Marketing on September 29, 2003.

         Information regarding those executive officers and directors that are not nominees for election to the Board of Directors:

         KEITH E. PALMER joined us in October 2000 as our Vice President, Finance, Chief Financial Officer and Treasurer and will serve as a member of our Board of Directors from October 2003 until June 2004. He is a Certified Public Accountant with over 20 years experience in accounting, finance, strategic planning, and merger and acquisitions. From 1998 until joining us, Mr. Palmer was Director of Finance and Controller of Matthew Bender, a division of Lexis Publishing, a legal publisher. At Matthew Bender he was responsible for management of financial reporting and analysis, accounting and control, strategic planning and numerous Finance and Operational integration efforts. From 1993 until 1998, he was the Director of Finance & Controller for Matthew Bender & Company, Inc., a wholly owned subsidiary of the Times Mirror Corp. During that time he spearheaded the acquisition and/or integration, and assumed responsibility for financial reporting and analysis, of four businesses, including Shepard's, a legal citations publisher in Colorado Springs, Co., Capsoft, an electronic legal forms software firm in Provo, Utah, Mosby Medical Publishing in St. Louis, Missouri, and Michie, a legal publisher in Charlottesville, VA. In addition to integrating financial and operational functions, Mr. Palmer assisted on the integration and implementations of several financial, manufacturing and fulfillment systems, during this time. Prior to joining Matthew Bender, he was a Vice President of Marine Midland Bank, a commercial bank, and from 1983 until 1987, he was an auditor and senior consultant at the public accounting firm of Ernst & Whinney. Palmer received his MBA in Finance from Sage Colleges in 1995 and his BBA in Accounting from Siena College in 1983.

         MARTIN GOULD joined us in 1998. He was appointed our Executive Vice President, Technology in 2003 and currently also services as our Chief Science Officer (he was promoted to Chief Scientific Officer in 2002). Prior to becoming our CSO, he was our Vice President of Technology. Mr. Gould is a biomedical scientist with more than 30 years of experience in the diagnostic and chemical fields. He has an extensive background in research and development, manufacturing, quality control/assurance, as well as business development and sales and marketing. His experience is in the areas of clinical chemistry, serology, immunology, hematology, dyes and stains, chromatography, reagent chemical and food diagnostics, specifically rapid microbiological testing. From 1973 to 1987, Mr. Gould worked for E. Merck, Inc. in various positions of increasing responsibilities within the product management, research and development, and quality assurance/control departments. In 1987, he founded Ampcor Diagnostics, Inc., which he grew until 1994 when it was acquired by Neogen Corp. (NASDAQ:NEOG). Mr. Gould continued to serve as Vice President and General Manager of Neogen Corp. until 1997. Mr. Gould was an independent consultant after leaving Neogen Corp. in 1997 until joining us in 1998. Mr. Gould is an accomplished researcher with numerous publications in a variety of fields, including rapid immunoassay tests to detect food pathogens such as e-coli, salmonella, listeria, shigella, and campylobacter. Mr. Gould established a patent in composition for stabilization of diagnostics reagents, three separate patents for immunoassay diagnostics kits, as well as a patent concerning a growth media that resuscitates injured bacteria, such as salmonella, that was recently issued. Mr. Gould received a Masters in Biomedical Science and Biomedical Engineering from Drexel University in 1982, and a BS degree from Delaware Valley College in 1973.

         DONAL V. CARROLL was appointed to our Board of Directors in June 2003 will serve as a member of the Board until June 2004. He was appointed CEO in October 2003 and subsequently removed from the office in January 2004. Mr. Carroll has founded and developed several finance and wholesale merchandising companies during the past 30 years. Donal Carroll graduated from University College of Dublin with a degree in law and established the largest civil rights defense practice in Ireland. He also founded Celtic Marine Investments and Family Homes Finance which was subsequently incorporated into the Irish Permanent Building Society. He holds directorships in Redbrook Holdings, Redbrook Management and Fortius Capital.

         Information regarding members of senior management that are not nominees for election to the Board of Directors:

         TODD BAILEY joined us in April 2001 as a Director of Business Development and subsequently promoted to Director of National Accounts. In September 2003, he was appointed Vice President of Sales & Marketing. Prior to joining us, Mr. Bailey was Substance Abuse Account Manager for Roche Diagnostics Corporation where he was responsible for territory sales of point-of-collection tests for drugs of abuse to Fortune 500 manufacturers and state agencies. From March 1994 through July 1999, he held various sales and management positions with Paxar, Hunt-Wesson, and Frito-Lay Inc. Mr. Bailey received a B.S. in communications from St. Cloud University in 1994.

         HENRY J. WELLS, PH.D. joined us as a contract chemist in 1995. In 1998 he became a full-time employee as our Vice President of Product Development. From 1990 to 1998, Dr. Wells worked as a contract chemist with the title of Vice President Science and Technology for New Horizons Diagnostics, Inc. where he adapted immuno-chemical technologies for detection of infectious diseases. From 1989 to 1990, he was director of production for Espro, Inc., a producer of in-vivo pesticides. From 1985 to 1989, Dr. Wells was Vice President Science and Technology for Keystone Diagnostics, Inc. From 1984 to 1985, he was Director of Research and Development for Hill-Wells Research Corporation, a developer of diagnostics products. From 1981 to 1984, he was Vice President Research and Development of Hematec Corporation. From 1979 to 1981, Dr. Wells was Director of Biochemistry for Helena Laboratories. From 1973 to 1979, he was Manager of Chemical Chemistry at Smith Kline Diagnostics. Dr. Wells earned his Ph.D. in Biochemistry from the University of Pittsburgh in 1966, his M.A. from University of Pennsylvania in 1972 (honorary) and his B.S. in Chemistry from the University of Pittsburgh in 1958.

EXECUTIVE COMPENSATION

         The following table sets forth for fiscal years ended December 31, 2003 and December 31, 2002, the compensation paid by the Company to its Chief Executive Officer(s) and any other executive officers who earned in excess of $100,000 (the "Named Officers") based on salary and bonus.

                           SUMMARY COMPENSATION TABLE

                                                                                                 Long Term Compensation
                                                      Annual Compensation                                Awards
                                                                                 Other Annual    Securities Underlying
  Name and Principal Position        Year         Salary ($)      Bonus ($)    Compensation ($)     Options/SARs (#)
Keith E. Palmer                 12/31/03        $135,000(1)     $10,000       $           0                50,000
Chief Financial Officer         12/31/02        $124,615(2)     $     0       $       3,750(3)        -----------
Executive Vice
President
Finance

Douglas Casterlin(4)            12/31/03        $145,384(5)     $10,000       $           0            -----------
Executive Vice-President        12/31/02        $140,000        $     0       $       5,250(3)         -----------
Operations

Martin R. Gould(6)              12/31/03        $109,154(7)     $     0       $           0            150,000
Chief Science Officer
Executive Vice President
Technology

Stan Cipkowski(8)                12/31/03       $186,923(9)     $     0       $           0            -----------
Executive Vice President         12/31/02       $190,764        $     0       $      45,000(10)            300,000


Donal V. Carroll(11)            12/31/03        $  32,000(12)   $     0       $       3,000(13)           329,000
Chief Executive Officer

Gerald A. Moore(14)             12/31/03        $170,000(15)    $10,000       $       7,500(3)             75,000(16)
Chief Executive Officer         12/31/02        $165,000(17)    $     0       $      18,000(18)            810,000(16)

Robert L. Aromando(19)          12/31/02        $  17,294(20)   $     0            -----------         -----------
Chief Executive Officer

(1) Mr. Palmer's actual annual salary in 2003 was $130,000. The additional amount in this figure is due to timing of pay periods within the year.

(2) In July 2002, Mr. Palmer's annual salary was increased to $130,000 from $120,000.

(3)  Car allowance.

(4) Mr. Casterlin subsequently resigned as the Company's Executive Vice President in January 2004.

(5) Mr. Casterlin's actual annual salary in 2003 was $140,000. The additional amount in this figure is due to timing of pay periods within the year.

(6)  Mr. Gould was appointed Executive Vice President in October 2003.

(7) Mr. Gould's actual annual salary through August 2003 was $102,000. It was increased in September 2003 to $114,000.

(8) Mr. Cipkowski resigned from his position of Executive Vice President in July 2003.

(9) Mr. Cipkowski's actual annual salary is $180,000. The additional amount in this figure is due to timing of pay periods within the year.

(10) Includes a car allowance of $3,000 and the forgiveness of accrued interest on a loan provided to Mr. Cipkowski by the Company, of $42,000 (See "Certain Relationships and Related Transactions").

(11) Mr. Carroll was appointed CEO in October 2003 and subsequently removed from the position of CEO in January 2004.

(12) The Company has not yet paid this amount to Mr. Carroll however it has been accrued on the books of the Company.

(13) This amount is for Mr. Carroll's attendance at meetings of the Board of Directors as an independent board member, before he was appointed CEO.

(14) Mr. Moore resigned as the Company's Chairman, President and CEO in September 2003 and was paid for his services through August 2003.

(15) Mr. Moore's actual annual salary in 2003 was $180,000. Mr. Moore was paid through August 2003. This amount also includes $50,000 that was paid to Mr. Moore in 2003 for a portion of his 2002 salary that was deferred.

(16) These option grants were subsequently cancelled by the company in September 2003.

(17) Mr. Moore's actual annual salary was $180,000 in 2002. $50,000 of Mr. Moore's salary in 2002 was deferred upon mutual agreement with the Company. (see footnote 15), therefore actual salary payments to Mr. Moore in 2002 were $115,000.

(18) Other compensation consists of $15,000 Mr. Moore received as compensation for his services as interim President & CEO for the month of January 2002 and $3,000 in a car allowance.

(19) Mr. Aromando resigned as the Company's President & CEO in January 2002.

(20) Mr. Aromando was paid as the Company's President & CEO through January 2003 in connection with his severance agreement.

OPTION GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 2003

         The following table sets forth information concerning the grant of stock options to the named executive officers during the fiscal year ended December 31, 2003.

                                                                     INDIVIDUAL GRANTS
                                                                                                   POTENTIAL REALIZABLE
                                                                                                     VALUE AT ASSUMED
                                                                                                     ANNUAL RATES OF
                             NUMBER OF       % OF TOTAL                                                STOCK PRICE
                              SHARES      OPTIONS GRANTED   EXERCISE                                   APPRECIATION
                            UNDERLYING    TO EMPLOYEES IN   PRICE PER                               FOR OPTION TERM(1)
          NAME            OPTIONS GRANTED     YEAR(2)         SHARE     EXPIRATION DATE           5%                     10%
--------------------------------------------------------------------------------------------------------------------------------
Gerald A. Moore(3)           75,000(4)         7.0%         $1.04       4/23/13(5)       $  48,750           $  124,500

Stan Cipkowski(6)                 0               0%        -------      ---------        ----------           ---------

Douglas Casterlin(7)              0               0%        -------      ----------       ----------           ---------

Keith E. Palmer              50,000(8)          4.6%        $1.04        4/23/13         $  32,500           $   83,000

Donal V. Carroll(9)          29,000(10)         2.7%        $1.03        6/30/13         $  18,850           $   47,560
                            300,000(11)        27.8%        $1.15       10/23/13         $ 216,000           $  549,000

Martin R. Gould(12)         100,000)            9.3%        $1.02        4/22/13         $  64,000           $  163,000
                             50,000[13]         4.6%        $1.04        4/23/13         $  32,500           $   83,000


(1) Potential realizable value is based on an assumption that the price of the common shares appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price performance.

(2) The Company granted options representing 1,078,500 common shares to employees in the year end December 31, 2003.

(3) Mr. Moore resigned as the Company's Chairman, President & CEO on September 5, 2003.

(4) Option grants vested over 4 years (i.e. 25% each year on the anniversary of the grant date of 4/24/03).

(5)   Option grant was subsequently cancelled by the Company on 9/11/03.

(6)   Mr. Cipkowski resigned as Executive Vice President on July 1, 2003.

(7)   Mr. Casterlin resigned as Executive Vice President on January 30, 2004.

(8)   Option grant vests over 4 years (i.e. 25% each anniversary of 4/23/03).

(9)   Mr. Carroll was removed from the office of CEO on January 21, 2004.

(10) Option granted in connection with Mr. Carroll's services as a member of the Board of Directors. Option grant vests 100% on the 1 year anniversary of June 30, 2003.

(11) Entire option grant was subsequently cancelled by the Company upon Mr. Carroll's removal as CEO.

(12)  Mr. Gould was appointed Executive Vice President, Technology on 10/23/03.

(13)  Option grant vests over 4 years (i.e. 25% each anniversary of 4/23/03).


      AGGREGATED OPTION EXERCISE IN THE FISCAL YEAR ENDED DECEMBER 31, 2003 AND FISCAL YEAR-END OPTION VALUES

      The following table sets forth information concerning the exercise of stock options during the fiscal year ended December 31, 2003 by the named executive officers, and their options outstanding at fiscal year end.

                         AGGREGATE OPTION/SAR EXERCISES IN FISCAL YEAR AND TP-END OPTION/SAR VALUES

                                                            Number of Securities Underlying     Value of Unexercised
                                   Shares                     Unexercised Options/SARs at     In-the Money Options/SARs
                                Acquired on       Value                 FY-End (#)                 at FY-End ($)(1)
         Name                   Exercise (#)   Realized ($)  Exercisable     Unexercisable   Exercisable  Unexercisable
--------------------------------------------------------------------------------------------------------------------------
    Gerald A. Moore(2)               0             $ 0      -----------(3) -----------(3)    ---------    ---------

    Stan Cipkowski(4)                0             $ 0          587,500          251,000       $ 77,850   $ 127,150

    Douglas Casterlin(4)             0             $ 0          275,000           25,000       $ 15,000   $  15,000

    Keith E. Palmer                  0             $ 0           50,000          100,000       $ 30,000   $  55,000

    Donal V. Carroll(6)              0             $ 0                0          329,000(7)    $      0   $ 131,790(8)

    Martin R. Gould(9)               0             $ 0          145,000          215,000       $ 14,350   $ 113,250

      (1) Value of Unexercised In-The-Money Options at Fiscal Year End is calculated by using the high sale price of the common shares on December 31, 2003, which was $1.54, less the exercise price of the in-the-money exercisable options which is then multiplied by the number of common shares covered under the option(s).

      (2) Mr. Moore resigned as Chairman, President & CEO on September 5, 2003.

      (3) Any and all options previously granted to Mr. Moore in both his role as a Director and Chairman, President & CEO were cancelled by the Company. (i.e. 615,000 were cancelled on 9/11/03 and 473,000 were cancelled on 12/3/03).

      (4) Mr. Cipkowski resigned as Executive Vice President on July 1, 2003.

      (5) Mr. Casterlin resigned as Executive Vice President on January 30, 2004

      (6) Mr. Carroll was removed from the office of CEO on January 21, 2004.

      (7) Of this amount, 300,000 were subsequently cancelled by the Company on January 30, 2004 as a result of Mr. Carroll's removal as CEO.

      (8) Of this amount, $117,000 is related to the 300,000 options that were cancelled by the Company on January 30, 2004 as a result of Mr. Carroll's removal as CEO.

      (9) Mr. Gould was appointed Executive Vice President, Technology on October 23, 2003.


COMPENSATION OF DIRECTORS

         Directors who are not employees or officers of the Company ("Outside Directors") are granted an option to purchase 25,000 common shares at the time of election (such initial option grant is pro-rated in consideration of the amount of time a Director would serve until the next Annual Meeting of Shareholders) and are granted an additional option to purchase 25,000 common shares annually on the date of the Company's Annual Meeting of Shareholders. All options granted to Outside Directors are issued with exercise prices based on the fair market value of the Company's common shares on the date of issuance. Outside Directors receive a fee of $1,500 for attending meetings of the Board in person and $750 for attendance at telephonic meetings of the Board, and are reimbursed for out-of-pocket expenses incurred in attending such meetings.

         Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law. Four regular meetings of the Board of Directors and two special meetings were held during the fiscal year ended December 31, 2003. Dr. Gerald W. Lynch attended 66% of the meetings held during the period for which he was a director, Denis M. O'Donnell, M.D. attended 60% of the meetings held, Gerald Moore attended 80%of the meetings held during the period for which he was a director and the remaining members attended 100% of all meetings held in the fiscal year ended December 31, 2003.

         Those outside directors who are members of the Company's Compensation and/or Audit Committees of the Board of Directors are granted an option to purchase 2,000 common shares upon their election to each Committee (such initial option grant is pro-rated in consideration of the amount of time a Director would serve until the next Annual Meeting of Shareholders and are granted an additional option to purchase 2,000 common shares annually on the date of the Company's Annual Meeting of Shareholders, for each committee on which they serve.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company currently has an Audit Committee, Compensation Committee and a Nominating Committee. The Company's Option Committee is a sub-committee of the Compensation Committee.

NOMINATING COMMITTEE

         The Nominating Committee currently consists of two members, both of whom are independent. Members of the Nominating Committee are Richard P. Koskey and Daniel W. Kollin. The nominating committee is governed by a charter it has adopted, a copy of which is attached as Exhibit B to this proxy statement. The purpose of the Nominating Committee is to review, and make recommendations related to, qualified candidates for election to the Board of Directors. Nominations may be made by any member of the Board of Directors, or by any shareholder entitled to vote for the election of directors. Nominations made by shareholders for the next Annual Meeting must be made in writing and received by the Company by January 14, 2005. There was one meeting held by the Nominating Committee in the fiscal year ended December 31, 2003 and action was taken with unanimous consent on one occasion in fiscal 2003.

The following functions are among the key duties and responsibilities of the nominating committee:

      o     evaluating candidates for membership on the Board;

      o recommending to the full Board all nominees for election to the Board by our shareholders; and

      o recommending directors to be elected by the Board to fill vacancies on the Board.

      In carrying out its function to evaluate and recommend nominees for election to the Board, the nominating committee considers a candidate's mix of skills, experience, character, commitment and diversity of background, all in the context of the requirements of the Board at that point in time. Each candidate should be prepared to participate fully in Board activities, including attendance at, and active participation in, meetings of the Board, and not have other personal or professional commitments that would, in the nominating committee's judgment, interfere with or limit such candidate's ability to do so. Additionally, in determining whether to recommend a director for re-election, the nominating committee also considers the director's past attendance at Board and committee meetings and participation in and contributions to the activities of the Board. The nominating committee has no stated specific, minimum qualifications that must be met by a candidate for a position on our Board. The nominating committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an "audit committee financial expert" as defined by SEC rules, and for a majority of the members of the Board meet the definition of "independent director" within the meaning of applicable Nasdaq listing standards.

      The nominating committee's methods for identifying candidates for election to the Board (other than those proposed by the Company's shareholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources, including: members of the Board; our executives; individuals personally known to the members of the Board; and other research. The nominating committee also has authority to select and compensate a third-party search firm to help identify candidates, if it deems it advisable to do so.

     The nominating committee will consider nominees shareholders recommend. Shareholders may submit nominations to the nominating committee in care of Corporate Secretary, American Bio Medica Corporation, 122 Smith Road, Kinderhook, NY 12106. To be timely for consideration at our next Annual Meeting of Shareholder, our Corporate Secretary must receive a shareholder's nomination notice at our principal executive offices, at the address set forth above, no later than January 14, 2005.

     The nominating committee will consider all candidates identified through the processes described above, whether identified by the committee or by a shareholder, and will evaluate each of them on the same basis.

AUDIT COMMITTEE

         This Committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company's independent public accountants concerning, among other things, the scope of audits and reports, and reviews the performance of the overall accounting and financial controls of the Company. The Audit Committee formally met 2 times and informally met several times in the fiscal year ended December 31, 2003. The Audit Committee charter requires four Audit Committee meeting per fiscal year. All of the members attended 100% of the formal meetings of the Audit Committee.

         As of the date of this report, the Audit Committee is comprised of two members, both of whom are independent directors, (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards, as applicable and as may be modified or supplemented), as required by Rule 4350(d)(2) of the NASD listing standards. While the Company is currently not in compliance with the requirements under Rule 4350(d)(2), the Company is relying on Nasdaq Marketplace Rule 4350(d)(4)(b), which provides for a cure period for the Company to regain compliance with the Audit Committee composition requirements.

         As of the date of this report, members of the Audit Committee were Richard P. Koskey and Daniel W. Kollin. The Board of Directors has adopted an Audit Committee charter, which was previously filed as an Exhibit to the Company's Proxy Statement filed on August 27, 2001 with the Securities and Exchange Commission. The Audit Committee Charter was amended in April 2004 and the revised charter is attached to this Proxy Statement as Exhibit A.

AUDIT COMMITTEE FINANCIAL EXPERT

         The Audit Committee is presently comprised of Messrs. Koskey and Kollin, both of whom are independent as defined in the applicable rules of the Nasdaq Small Cap Market. The Board has determined that Mr. Koskey is a financial expert as the term is defined under Item 401(e)(1) of Regulation S-B.

                             AUDIT COMMITTEE REPORT

         The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the
Company's audited financial statements to generally accepted accounting principles upon completion of their audit.

         In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the fiscal year ended December 31, 2003 (the "Audited Financial Statements"). The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of
Statements on Auditing Standards, AU ss. 380) as may be modified or supplemented. In addition, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No.1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committees), as may be modified and supplemented, and has discussed with the independent accountants their independence from the Company and its management.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

         The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Committee serves a board-level oversight role where it receives information from, consults with and provides its views and directions to, management and the independent auditors on the basis of the information it receives and the experience of its members in business, financial and accounting matters.


                                        The Audit Committee

                                        Richard P. Koskey, Chairman
                                        Daniel W. Kollin


COMPENSATION AND OPTION COMMITTEES

         The Compensation Committee makes recommendations to the Board of Directors relating to salaries, bonuses and other compensation and benefits of executive officers, reviews and advises management regarding benefits and other terms and conditions of compensation of management, and the Company's Option Committee administers the Company's stock option plans. Both the Compensation and Option Committees met one time in the fiscal year ended December 31, 2003. All of the members attended 100% of the meetings held by the Compensation Committee.

          As of the date of this report, the Compensation and Option Committees were comprised of independent board members Richard P. Koskey and Daniel W. Kollin.

                         COMPENSATION COMMITTEE'S REPORT

         The compensation of the Company's executive officers and key managers ("executives") is reviewed and approved annually by the Board of Directors. In addition to reviewing and approving executives' salaries and bonus arrangements, the Compensation Committee establishes policies and guidelines for other benefits.

COMPENSATION POLICIES AND PROCEDURES APPLICABLE TO EXECUTIVES FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

         General.  Compensation  of the  Company's  executives  is  intended  to attract, retain and reward persons who are essential to the corporate enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executives that appropriately rewards the individual executive's contribution to corporate performance. The Compensation Committee utilizes subjective criteria for evaluation of individual performance and relies substantially on the executives in doing so. The Committee focuses on two primary components of the Company's executive compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and long-term incentive compensation.

         Cash Compensation. Executives' base salaries are determined primarily by reference to compensation packages for similarly situated executives of companies of similar size or in comparable lines of business with which the Company expects to compete for executive talent and with reference to the revenues, gross profits and other financial criteria of the Company. The Committee also assesses subjective qualitative factors to discern a particular executive's relative value to the corporate enterprise in establishing base salaries. During the fiscal year ended December 31, 2003, the salary of the Chief Financial Officer was established in his employment agreement.

         Long-Term Incentive Compensation. It is the Committee's philosophy that significant stock ownership by management creates a powerful incentive for executives to build long-term shareholder value. Accordingly, the Committee believes that an integral component of executive compensation is the award of equity-based compensation, which is intended to align executives' long-term interests with those of the Company's shareholders. Awards of stock options to executives have historically been at then-current market prices. The Committee believes that option grants should be considered on an annual basis.

         The Company's Fiscal 1997, 1998, 2000 and 2001 Nonstatutory Stock Option Plans (the "Option Plans") authorize the Board, Compensation or Option Committee to grant nonstatutory stock options to employees, directors and/or consultants of the Company. The Committee will determine the prices and terms at which such options are granted. The Committee uses stock options as a significant element of the compensation package of executives, because it believes options provide an incentive to executives to maximize shareholder value and because they compensate executives only to the extent that the Company's shareholders receive a return on their investment. In determining the total number of common shares to be covered by option grants to executives in a given year, the Committee will take into account the number of outstanding common shares, the number of common shares reserved for issuance under the Company's Option Plans, recommendations of management concerning option grants to employees below executive level and the Company's projected hiring needs for the coming year. In making individual stock option grants to executives, the Committee will consider the same factors considered in the determination of base salary levels, as well as the stock and option holdings of each executive and the remaining vesting schedule of such executive's options.

         Compensation of the CEO. In reviewing and approving Mr. Carroll's compensation for the fiscal year ended December 31, 2003, the Board of Directors considered the same criteria detailed herein with respect to executives in general. Mr. Carroll's base annual salary was below the midpoint of base compensation for CEOs of comparable companies. Mr. Carroll was granted stock options covering 300,000 common shares that vest over time. Subsequent to the fiscal year ended December 31, 2003, Mr. Carroll was removed from the office of Chief Executive Officer in January 2004, and all options granted to him as Chief Executive Officer were subsequently cancelled and returned to the option plan under which they were issued.

          Other Executive Management Compensation. Keith E. Palmer, the Company's Chief Financial Officer and Executive Vice President of Finance, has entered into an employment agreement with the Company dated January 10, 2001 and ending April 30, 2002, and automatically renewed unless 60 days advance written notice is given by either side. Pursuant to this agreement, Mr. Palmer originally received an annual base salary of $100,000, a stock option grant covering 100,000 common shares that vest over time and, is eligible for bonuses based upon Company performance. Mr. Palmer's annual base salary was increased to $130,000 in July of 2002 upon mutual agreement between the Company and Mr. Palmer. Martin R. Gould, the Company's Chief Science Officer and Executive Vice President of Technology is currently an at-will employee and receives an annual salary of $114,000 (Mr. Gould's annual salary was increased in September 2003 from $102,000 to $114,000).


                                        The Compensation Committee

                                        Richard P. Koskey
                                        Daniel W. Kollin

COMMUNICATIONS WITH DIRECTORS AND COMMITTEES

         Shareholders may communicate with members of the Company's Board of Directors and its Committees by writing to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attn: Corporate Secretary. The Corporate Secretary will disseminate the communication(s) to the appropriate individual(s).

INDEPENDENT ACCOUNTANTS

         The Company has selected PricewaterhouseCoopers LLP to continue to be its independent public accountants for the fiscal year ending December 31, 2003. Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting and will have an opportunity to make a statement and/or to respond to appropriate questions from shareholders.

AUDIT FEES

         The aggregate fees billed by PricewaterhouseCoopers LLP to the Company in the fiscal years ended December 31, 2003 and December 31, 2002, for professional services rendered for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-QSB, or services that were normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements for these fiscal years, were $94,150and $106,550, respectively.

AUDIT RELATED FEES

         There were no Audit Related Fees billed by PricewaterhouseCoopers LLP to the Company in the fiscal years ended December 31, 2003 and December 31, 2002.

TAX FEES

         The aggregate fees billed by PricewaterhouseCoopers LLP to the Company in the fiscal years ended December 31, 2003 and December 31, 2002 for professional services related to tax compliance, tax advice, and tax planning were $19,011 and $11,705, respectively. These fees were for services related to the preparation and filing of the Company's tax returns.

ALL OTHER FEES

         There were no Other Fees billed by PricewaterhouseCoopers LLP in the fiscal years ended December 31, 2003 and December 31, 2002.

         There were no other fees billed by PricewaterhouseCoopers LLP for services rendered to the Company other than the services described herein and the Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of our public accountants. Pursuant to Rule 2-01(c)(i), prior to the engagement of an independent public accountant by the Company to render audit or non-audit services, the Company's Audit Committee approves the engagement. All of such services performed by PricewaterhouseCoopers LLC were so approved.

PERFORMANCE GRAPH

         The following graph compares the cumulative total return for the periods indicated for each of (a) the Company's common shares, (b) the Standard & Poors 500 Stock Index (the "S&P 500") and (c) the NASDAQ Medical Device Index.

                                        12/31/99     12/31/00     12/31/01     12/31/2002   12/31/2003
                                        --------     --------     --------     ----------   ----------
S&P 500                                 $100.00      $ 91.11      $ 80.36      $ 62.55      $ 80.51
Nasdaq Medical Device Index             $100.00      $103.16      $113.14      $ 91.70      $135.61
American Bio Medica Corporation         $100.00      $ 38.93      $ 77.33      $108.44      $134.22


                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The Directors elected at the Annual Meeting will serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

NOMINEES

         EDMUND JASKIEWICZ has been one of our directors since 1992 and was appointed President in September 2003. Mr. Jaskiewicz is a lawyer-engineer. He has practiced international patent and corporate law as a sole practitioner since 1963, and served as our Chairman of the Board of Directors from 1992 until 1999. From 1953 to 1963, Mr. Jaskiewicz was associated with Toulmin and Toulmin, Attorneys-at-Law, Washington, D.C. From 1960 to 1962, he resided in Frankfurt, Germany managing that firm's local office. From 1952 to 1953 he was with the Patent Section of the Bureau of Ordinance of the Department of the Navy working on patent infringement and licensing matters. He received his J.D. in 1952 from George Washington University Law School and his B.S. in Engineering from the University of Connecticut in 1947.

         STAN CIPKOWSKI founded our predecessor in 1982. He has been a member of our Board of Directors since our incorporation in April 1986 and was one of our executive officers until July 2003, and is currently an employee of the Company. He reorganized the Company as American Bio Medica Corporation in 1992 and is the inventor of the Rapid Drug Screen(R). From 1982 to 1986, he was sole proprietor of American Micro Media, our predecessor, which was acquired by the Company. In addition, from 1983 to 1987, Mr. Cipkowski was a general partner of Florida Micro Media, a Fort Lauderdale-based marketer of educational software and was a principal shareholder and Chief Financial Officer of Southeast Communications Group, Inc., a publisher of direct response media. In 1982, he was a consultant to Dialogue Systems, Inc., a New York-based developer of training and communications materials, where he served as Vice-President of Sales and Marketing. From 1977 to 1982, Mr. Cipkowski was employed by Prentice-Hall Publishing Company, reaching the position of National Sales Manager. Prior to 1977 he was employed as an accountant for the New Seabury Corporation and as Mid-West Area Manager for the Howard Johnson Company. Mr. Cipkowski attended Mater Christi Seminary and St. Louis University from 1965 to 1969. Mr. Cipkowski is currently a member of the Board of Directors of Premier Mortgage Resources, Inc. (OTCPK: PMRS.PK)

         DANIEL W. KOLLIN was re-appointed to our Board of Directors in January 2004. He previously served on our Board of Directors from February 2003 until he resigned in September 2003. Since 1990, Mr. Kollin has been Managing Director of BioMed Capital Group, Ltd. He has over 20 years experience in investment banking, venture capital and corporate management. Prior to joining BioMed
Capital Group, Mr. Kollin was Vice President, Health Care Group for Prudential-Bache Capital Funding from 1987 to 1990. Prior to 1987, Mr. Kollin was a partner of Whale Securities Corp. He received his MBA from The Wharton School of The University of Pennsylvania. He currently serves on the Board of Directors of IsoTis Orthobiologics (TORONTO:ISO).

         RICHARD P. KOSKEY was appointed to our Board of Directors in October 2003. Mr. Koskey brings over 30 years of financial experience as a Certified Public Accountant. Since, 1975, he has been a managing principal of Pattison, Koskey, Howe & Bucci, P.C., a regional accounting firm. Mr. Koskey received his B.A. from Duke University in 1963. He also serves on the Board of Directors of Hudson River Bank & Trust (NASDAQ:HRBT).

         ANTHONY G. COSTANTINO, PH.D. Since September 2002, he has served as Vice President, Laboratory Operations for National Medical Services, Inc. From September 1991 until August 2002, he held various positions within American Medical Laboratories, Inc., with the most recent being Sr. Vice President and Director until August 2002. Dr. Costantino received his Ph.D., in Forensic Toxicology from the University of Maryland, School of Medicine in 1991, his M.S. in Pharmacology/Toxicology, from Duquesne University in 1984 and his B.S. in Pharmacy from Duquesne University in 1983. Dr. Costantino sits on the Board of Directors of the Society of Forensic Toxicology. He has authored and co-authored a number of publications, abstracts and presentations in the clinical chemistry and toxicology fields since 1986 through the present.

         It is the intention of the persons named as proxies in the accompanying proxy, unless instructed otherwise, to vote for the persons nominated by the Board of Directors. If any nominee should become unavailable to serve, the proxy may be voted for the election of such substitute nominee as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the 1934 Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company as of the date of this report, in January 2004 Donal V. Carroll, the Company's former CEO and a current Director, failed to file a Form 4, containing one transaction, with the SEC on a timely basis. Based solely upon the copies of such forms furnished to the Company, as of the date of this report, Mr. Carroll has still failed to file this report.

         Based upon this same review of copies of such forms furnished to the Company, as of the date of this report, all other executive officers, directors and greater than ten percent beneficial holders have complied with all Section 16(a) requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the fiscal year ended December 31, 2003, the Company paid an aggregate of $63,000 in fees to Edmund Jaskiewicz, the Company's President and a member of the Board of Directors, in consideration of his services as patent and trademark counsel to the Company.

         During fiscal 1999, 2000 and the first quarter of fiscal 2001, the Company advanced funds to Stan Cipkowski, the Company's former President and one of its directors. Mr. Cipkowski was the Company's Chairman of the Board and Chief Executive Officer until January 2001 and an Executive Vice President of the Company until July 2003. These advances were partially evidenced by a note and beared interest at the rate of 11.5% per annum. The loan was payable on demand. Each quarter, interest accrued on the loan was added to the outstanding principal balance of the loan. Mr. Cipkowski pledged 1,000,000 of the Company's common shares to the Company as collateral. On November 30, 2000, the Company's Board of Directors and Mr. Cipkowski agreed to a structured repayment of this loan through the regular periodic redemption by the Company of common shares owned by Mr. Cipkowski. Under the program, Mr. Cipkowski redeemed at least 25,000 common shares, after the release of financial results each quarter, with the value determined by the closing price of the common shares on the second business day following the release of the quarterly or annual financial results. Mr. Cipkowski also retained the right to redeem a greater number of common shares each quarter. In October 2002, the Board of Directors agreed to accept 200,000 shares of stock from Mr. Cipkowski in full satisfaction of the then outstanding loan balance of $248,000. The closing stock price on the date of surrender was $1.03 resulting in the forgiveness of accrued interest totaling $42,000, including $30,000 in 2002 and $12,000 from prior periods. During the fiscal 2002 the Company sold 175,000 treasury shares for $235,000. The remaining 225,000 shares surrendered were sold in fiscal 2003 for $280,000. The Company does not intend to make any additional loans to Mr. Cipkowski.

         During the fiscal year ended December 31, 2003, the Company entered into an agreement with Altius Marketing related to marketing services. The Chief Financial Officer of Altius Marketing is the son of the Company's former Chief Executive Officer, Donal V. Carroll. The Company paid an aggregate of $13, 300 in the fiscal year ended December 31, 2003.

OTHER MATTERS

         The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies confer upon the person or persons entitled to vote the shares represented by such proxies the authority to vote the proxies in their discretion.


                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /S/ MELISSA A. DECKER

                                  Melissa A. Decker
                                  Corporate Secretary


May 12, 2004

                         AMERICAN BIO MEDICA CORPORATION

                                                                       EXHIBIT A

                             AUDIT COMMITTEE CHARTER


(As amended April 2004)


The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of American Bio Medica Corporation ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of three or more directors as determined by the Board each of whom will:

      (i) be independent as defined under Nasdaq Marketplace Rule 4200(a)(15), except as provided in Nasdaq Marketplace Rule 4350)(d)(2)(B)(i);

      (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c);

      (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the last three years; and

      (iv) be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

Of the members of the Committee, one member will be a "financial expert" thereby having past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

The Committee is a part of the Board. The Committee is directly responsible for:

         (a) the appointment, compensation, retention and oversight of the work of the Company's independent public accounting firm (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and the Company's independent public accounting firm reports directly to Committee;

         (b) assisting the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process.

         (c) providing an avenue for communication between internal audit, if any, the independent auditors, financial management and the Board.

         (d) pre-approving all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A of the Exchange Act.

AUTHORITY

The Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to establish procedures for:

         (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

         (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The Committee shall also have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

FUNDING

The Company must provide appropriate funding for Audit Committee functions, as determined by the Committee, for payment of:

         (a) Compensation to any independent public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

         (b) Compensation to any advisers employed by the Committee; and

         (c)  Ordinary   administrative  expenses  of  the  Committee  that  are
necessary or appropriate in carrying out its duties.

MEETINGS

The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary. The Committee may meet in separate executive sessions and in sessions with the chief financial officer, independent auditors and internal auditors, if any, at other times when considered appropriate. These meetings can be held via a telephone conference. The Committee Chair shall keep minutes of each Audit Committee meeting.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent auditors and internal audit, if any, be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will, to the extent it deems necessary:

1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NASD/AMEX Audit Committee Requirements.

2. Review with the Company's management, internal audit, if any, and independent auditors the Company's accounting and financial reporting controls.

3. Review with the Company's management, internal audit, if any, and independent auditors significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent auditors their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the scope of internal audit's, if any, work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

5. Review the scope and general extent of the independent auditors' annual audit. The Committee's review should include an explanation from the independent auditors of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent auditors should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent auditors.

6. Inquire as to the independence of the independent auditors and obtain from the independent auditors, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

7. Have a predetermined arrangement with the independent auditors that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-QSB.

8. At the completion of the annual audit, review with management, internal audit, if any, and the independent auditors the following:

      - The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-KSB.

      - Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

      - Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent auditors during their audit, including access to all requested records, data and information. Inquire of the independent auditors whether there have been any disagreements with management that, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

      - Other communications as required to be communicated by the independent auditors by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent auditors concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

      - If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-KSB.

9. After preparation by management and review by internal audit, if any, and independent auditors, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

10. Discuss with the independent auditors the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

11.   Meet with management,  internal audit,y,  and the independent  auditors to discuss any relevant significant recommendations that the independent auditors may have, particularly those characterized as `material' or `serious'. Typically, such recommendations will be presented by the independent auditors in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent auditors and receive follow-up reports on action taken concerning the aforementioned recommendations.

12. Review the appointment and replacement of the senior internal audit executive, if any.

13. Review with management, internal audit, if any, and the independent auditors the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

14. Generally, as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

15. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of the NASD/AMEX, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

                         AMERICAN BIO MEDICA CORPORATION

                                                                       EXHIBIT B

                          Nominating Committee Charter

ROLE

The Nominating Committee's role is to determine director nominees for election to the Company's Board of Directors and to identify and recommend candidates to fill vacancies on the Board.

MEMBERSHIP

The membership of the Committee shall consist of at least two directors, each of whom shall satisfy the independence requirements of The Nasdaq Stock Market; provided, that if the Committee is comprised of at least three members, one director who does not meet the independence criteria of Nasdaq may serve on the Committee pursuant to any exception as provided under the rules of Nasdaq. Members of the Committee shall be appointed by the Board. Such members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

OPERATIONS

The Committee shall meet as often as it deems appropriate, but not less frequently than once each year to perform its duties under this Charter. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions and other matters relevant to the Committee's responsibilities to the next meeting of the Board. The Nominating Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws or Corporate Governance Guidelines of the Company, or (c) any applicable law.

AUTHORITY

The Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

RESPONSIBILITIES

The principal responsibilities and functions of the Nominating Committee are as follows:

      o Determine criteria to be used in selecting, reviewing and screening potential candidates to become Board members, taking into account all factors the Committee deems appropriate.

      o Assist in identifying, interviewing and recruiting candidates for the Board.

      o Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve and other relevant factors.

      o Evaluate and recommend to the Board nominees for the election of directors at each annual meeting of shareholders and any applicable special meeting of shareholders. In addition, the Committee shall recommend candidates to fill vacancies or new positions on the Board, as necessary or advisable. However, if the Company is at any time legally required by contract or otherwise to provide any third party with the ability to nominate a director, the Committee need not evaluate or propose such nomination, unless required by contract or requested by the Board.

      o Consider any nominations of director candidates validly made by shareholders.

      o Form and delegate responsibilities to subcommittees of the Committee, as may be necessary or appropriate.

      o Annually evaluate the Committee's performance and this Charter.

This Charter is intended to provide a set of flexible guidelines for the effective functioning of the Committee. The Committee may recommend to the Board that the Board modify or amend this Charter and the authority and responsibilities of the Committee set forth herein at any time.


                                       2